SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                  Information Statement Pursuant to Section 14c
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[X]      Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).
[ ]      Definitive information statement

                    GREAT WALL FOOD AND BEVERAGE CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3)  Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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         ___  Fee paid previously with preliminary materials.

         ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

        (1)   Amount Previously Paid:

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        (2)   Form, Schedule or Registration Statement No:

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         (3)  Filing Party:

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         (4)  Date Filed:

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                    GREAT WALL FOOD AND BEVERAGE CORPORATION
                              INFORMATION STATEMENT
                                       FOR
               ACTION BY MAJORITY WRITTEN CONSENT OF SHAREHOLDERS
                        TO BE EFFECTIVE NOVEMBER 9, 2001

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being furnished to the shareholders of Great Wall Food and Beverage Corporation, a Florida corporation (the "Company") in connection with an Action By Majority Written Consent of Shareholders of the Company ("Consent Action") which is to become effective on November 9, 2001. This Information Statement was mailed on or before October 19, 2001 to the Company's shareholders of record as of October 15, 2001. The mailing address of the Company's principal executive offices is 1543 Bayview Avenue, Suite 409, Toronto, Ontario, Canada M4G3B5.

     The Consent Action provides that on its "Effective Date", November 9, 2001, the Company's Articles of Incorporation will be amended to provide that:

     1. The name of the Company will be changed to "DuraVest, Inc."; and

     2. The outstanding common stock of the Company as of November 9, 2001 will be forward split on the ratio of ten shares for one so that each outstanding share of the common stock on that date will become ten shares.

     As of October 15, 2001 the Company had, and as of the Effective Date of the Consent Action it will have, outstanding 3,676,664 shares of its common stock and no outstanding shares of its authorized preferred stock. Under Florida law, the holders of a majority of the Company's outstanding common stock (1,838,334 shares) can legally adopt the Consent Action by executing it in written form. The eight holders of a total of 1,906,999 shares of the Company's common stock have executed the Consent Action.

     Upon the Effective Date of the Consent Action, the 3,676,664 shares of the Company's $.001 par value common stock will automatically become 36,766,640 shares of $.0001 par value common stock. There will be no change to the Company's authorized capitalization which will remain at 80,000,000 shares of $.0001 par value common stock and 20,000,000 shares of $.0001 par value preferred stock.

     The Amendment to the Company's Articles of Incorporation being made pursuant to the Consent which will change its name to DuraVest, Inc., and effect the ten-for-one forward stock split is being made because:



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     o    The Company is no longer engaged in or proposing to engage in the food service industry.

     o The Company is not nor does it presently propose to do business in China.

     o Accordingly, the old name, "Great Wall Food & Beverage Corporation" is no longer appropriate.

     o The new name, "DuraVest, Inc." is sufficiently neutral and generic, that it can be appropriate for any future business in which the Company may be engaged.

     o The outstanding capitalization resulting from the forward split will, in the opinion of management, facilitate a future acquisition of a new business opportunity, if such can be located on terms reasonable to the Company.

     The stock certificates representing the Company's outstanding stock as of the Effective Date of the Consent Action of will represent the after-split shares so that a certificate for 1,000 pre-split shares will represent 10,000 after-split shares. Shareholders may, BUT ARE NOT REQUIRED TO, send in the old certificate to have them re-issued on new certificates with the new Company name and for the after-split number of shares. If you wish to have your stock certificate re-issued, you must send it in to the Company's Transfer Agent in accordance with the following:

     1. Fill in the name(s) in which the certificate is to be re-issued on the assignment form on the back of the certificate or on an attached stock power;

     2. The certificate or stock power must be executed by the holder(s) whose name(s) appear on the certificate with the signature(s) medallion guaranteed by a bank or stock broker; and

     3. The certificates and, if appropriate, the stock power, a written request that the certificate be reissued as indicated along with the address to which it is to be delivered and a check or money order payable to the Transfer Agent in an amount equal to $15.00 (U.S. Funds) for each new certificate sent to Interwest Transfer Company, 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, Attention: Stacie Nolan. There are no rights of appraisal or similar rights of dissenters applicable the corporate name change or forward stock split to be made under the Consent Action.

     If you are a record or beneficial owner of common stock of the Company, the Company will send to you, upon written request and without charge, a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2000 (including a list of exhibits). All such requests must be in writing addressed to the President, Great Wall & Beverage Corporation (or after November 9, 2001 - DuraVest, Inc.), 1543 Bayview Avenue, Suite 409, Toronto, Ontario, Canada M4G3B5.

     You may also obtain copies of the Company's Form 10-KSB, Forms 10-QSB and its other documents filed with the Securities and Exchange Commission over the Internet at www.sec.gov.


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     The Company will deliver only one copy of this  Information  Statement  and
any  additional   Information   Statement  or  Annual  Report  to  two  or  more
shareholders who have the same address unless the Company receives contrary instructions from one or more shareholders. The Company will promptly deliver a separate copy of the Information Statement to a shareholder at a shared address upon the shareholder's oral or written request.

     If a shareholder or shareholders desire:

     o To receive an additional copy of this Information Statement at a shared address;

     o To instruct the Company to send multiple copies (one for each shareholder); or

     o To instruct the Company to only send one copy to a shared address instead of multiple copies:

          They may do so by oral or written request to the President of the Company at 1543 Bayview Avenue, Suite 409, Toronto, Ontario, Canada M4G3B5, telephone: (416) 271-5285 and facsimile (416) 489-1013.




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